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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31 , 2006

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                                  NEWGOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                      0-20722                 16-1400479
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


              400 CAPITOL MALL, SUITE 900
                    SACRAMENTO, CA                                 95814
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (916) 449-3913

                                      SAME
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                             -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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
ITEM 5.02     ELECTION OF DIRECTOR

         On July 31, 2006, the Board of Directors appointed Terrence Lynch to join the Board as a director. Mr. Lynch joins A. Scott Dockter and James Kluber as directors of Newgold, Inc. Mr. Lynch will be deemed an "independent" director on the Board. Mr. Lynch is not presently designated to serve on any committee of the Board.

         Mr. Lynch is a partner with Kingsmill Capital Partners, a financial advisory firm specializing in advising both public and private early stage growth companies. Prior to joining Kingsmill Capital he spent fifteen years operating start up companies in Industrial Products, Oil & Gas, and Media. Experienced in developing the necessary financial structure to maximize a company's ability to secure growth capital, Mr. Lynch has raised corporate capital via debentures, limited partnerships, and royalty financing in addition to conventional equity placements. Mr. Lynch graduated in 1981 from St. Francis Xavier University with a joint honors degree in Economics and a BBA.





                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 2006                          NEWGOLD, INC.


                                                By: /s/ JAMES KLUBER
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                                                   James Kluber
                                                   Chief Financial Officer
                                                   (Duly Authorized Officer)